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Exhibit 24.1

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in the Williams Telecommunications Group, Inc. Long-Term Equity Incentive Plan, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

               THAT the undersigned Williams does hereby constitute and appoint
J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

               Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

               IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 17th day of November, 1994.



_________________________________          ______________________________
        Keith E. Bailey                           Jack D. McCarthy
Chairman of the Board, President                Senior Vice President
  and Chief Executive Officer               (Principal Financial Officer)
 (Principal Executive Officer)


                          ____________________________
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)
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_________________________________          ______________________________
       Harold W. Andersen                         Ralph E. Bailey
           Director                                  Director



_________________________________          ______________________________
          Glenn A. Cox                          Thomas H. Cruikshank
           Director                                  Director



_________________________________          ______________________________
       Ervin S. Duggan                          Robert J. LaFortune
           Director                                  Director



_________________________________          ______________________________
        James C. Lewis                          Jack A. MacAllister
           Director                                  Director



_________________________________          ______________________________
       James A. McClure                           Peter C. Meinig
           Director                                  Director



_________________________________          ______________________________
          Kay A. Orr                              Gordon R. Parker
           Director                                  Director



                         _____________________________
                               Joseph H. Williams
                                    Director



                                           THE WILLIAMS COMPANIES, INC.



                                           By____________________________
                                                   J. Furman Lewis
ATTEST:                                         Senior Vice President


_________________________
     David M. Higbee
        Secretary